UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)  January 8, 2001
                                                   ---------------



                            Gump  &  Company,  Inc.
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            (Exact  name  of  Registrant  as  specified  in  charter)



       Delaware                      33-23316                   75-2256798
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(State or other jurisdic-          (Commission                (IRS Employer
  tion of incorporation)            File Number)             Identification #)


192  Searidge  Court
 Shell  Beach,  CA                                                93449
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(Address  of  principal  executive  offices)                    (Zip Code)




Registrant's  telephone  number:  (805)773-5350
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ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

a) On January 8, 2001 the Board of Directors of the registrant engaged Gerald R. Perlstein, Certified Public Accountant, as independent accountant for the registrant. The former accountant, Reznick Fedder and Silverman, was dismissed on January 8, 2001.

b) In connection with its audits for the two most recent years, there have been no disagreements with Reznick Fedder and Silverman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

c) Reznick Fedder and Silverman's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles except as follows:

          The accountant's report stated that the registrant has been inactive since its formation on September 28, 1988 and presently has no credit facilities or identifiable sources of additional capital to develop independent business operations.

d) The registrant requested that Reznick Fedder and Silverman furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter of Reznick Fedder and Silverman dated January 8, 2001, is filed as Exhibit 16.1 to the Form 8-K.

c)   Exhibits

     16.1 Letter of Reznick Fedder and Silverman regarding cessation of client-auditor dated January 8, 2001, is attached hereto as Exhibit 16.1.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GUMP  &  COMPANY,  INC.



Date:  January 11, 2001                     By:  Mark A. DiSalvo
                                               ---------------------------------
                                               Mark A. DiSalvo, President


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